UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2024

Hasbro, Inc.
(Exact name of registrant as specified in its charter)

Rhode Island	1-6682		05-0155090
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

1027 Newport Avenue	Pawtucket,	Rhode Island	02861
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code:   (401) 431-8697

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 par value per share	HAS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07            Submission of Matters to a Vote of Security Holders.

On May 16, 2024, Hasbro held its 2024 annual meeting of shareholders (the “Annual Meeting”). As of the record date of March 20, 2024, there were 139,197,106 shares of common stock outstanding and entitled to notice of and to vote at the Annual Meeting. Of the record date shares, 127,519,738 shares of common stock, or 91.61%, were represented at the Annual Meeting. Set forth below are (i) the matters voted upon at the Annual Meeting, which are more fully described in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on April 3, 2024 (the “Proxy”), and (ii) the final certified results of the voting reported by Computershare Trust Company, N.A., the independent Inspector of Election for the Annual Meeting (the “Inspector of Election”).

Proposal 1 – Election of Directors

Shareholders elected the Company’s eleven (11) nominees to serve as directors on the Company’s Board of Directors until the 2025 annual meeting of shareholders, and until their successors are duly elected and qualified, or until their earlier death, resignation or removal. The voting results for this proposal were as follows:

Company Nominees	For	Against	Abstain	Broker Non-Votes
Hope F. Cochran	116,767,794	450,519	117,670	10,183,765
Christian P. Cocks	116,891,029	319,151	125,803	10,183,765
Lisa Gersh	110,749,468	6,467,250	119,265	10,183,765
Frank D. Gibeau	116,731,071	484,720	120,192	10,183,765
Elizabeth Hamren	115,291,229	1,920,517	124,237	10,183,765
Darin S. Harris	116,785,682	429,167	121,134	10,183,765
Blake J. Jorgensen	116,668,520	515,939	151,524	10,183,765
Owen Mahoney	116,925,019	288,872	122,092	10,183,765
Laurel J. Richie	114,488,635	2,726,305	121,043	10,183,765
Richard S. Stoddart	113,696,806	3,509,409	129,768	10,183,765
Mary Beth West	115,867,915	1,347,593	120,475	10,183,765

Proposal 2 – Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

Shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as such compensation is disclosed in the “Compensation Discussion and Analysis” and “Executive Compensation” sections in the Proxy. The voting results for this proposal were as follows:

For	Against	Abstained	Broker Non-Votes
102,841,196	14,385,286	109,501	10,183,765

Proposal 3 – Ratification of the Selection of Independent Registered Public Accounting Firm

Shareholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year 2024. The voting results for this proposal were as follows:

For	Against	Abstained
121,144,419	6,322,561	52,768

Proposal 4 –Approve Amendments to the Company’s 2003 Stock Incentive Performance Plan

Shareholders approved the amendments to the Company’s Restated 2003 Stock Incentive Performance Plan, as such amendments are described in the Proxy. The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
111,546,558	5,638,945	150,480	10,183,765

No other matters were properly presented for consideration or shareholder action at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HASBRO, INC.

By:	/s/ Gina Goetter
Name:	Gina Goetter
Title:	Executive Vice President and Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)
Date: May 21, 2024